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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 4, 2003


Commission         Registrant, State of Incorporation         I.R.S. Employer
File Number        Address and Telephone Number              Identification No.

333-42427          J. CREW GROUP, INC.                       22-2894486
---------                                                    ----------

                  (Incorporated in New York)
                   770 Broadway
                   New York, New York 10003
                   Telephone: (212) 209-2500

333-42423         J. CREW OPERATING CORP.                    22-3540930
---------                                                    ----------

                  (Incorporated in Delaware)
                   770 Broadway
                   New York, New York 10003
                   Telephone: (212) 209-2500


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Item 5.       Other Events.

On April 4, 2003, J. Crew Group, Inc. (the "Company") issued a press release announcing revised net loss and EBITDA results for the fourth quarter and fiscal year ended February 1, 2003. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 7.       Financial Statements and Exhibits.

        (c) Exhibits.

            99.1     Press Release issued by the Company on April 4, 2003.










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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   J. CREW GROUP,
                                   INC. J. CREW
                                   OPERATING CORP.

                                   By /s/ Scott M. Rosen
                                     ------------------------------------------
                                       Name:  Scott M. Rosen
                                       Title: Executive Vice-President
                                              and Chief Financial Officer

Date:    April 4, 2003


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                                  EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------

99.1                   Press release issued by the Company on April 4, 2003.